UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 15, 2007

                      Online Vacation Center Holdings Corp.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                    0-32137                  65-0701352
           -------                    -------                  ----------
(State or other jurisdiction  (Commission File Number)        (IRS Employer
      of incorporation)                                    Identification No.)

                1801 N.W. 66th Avenue, Plantation, Florida 33313
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 377-6400
                                                           --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
          ------------

On November 15, 2007, the Registrant was notified that it was being sued in a putative class action lawsuit in the United States District Court for the Southern District of Florida (Joseph Kay v Online Vacation Center Holdings Corp., et al., Case No. 07-61619). The plaintiff claims that the Registrant violated the Fair and Accurate Credit Transactions Act. The plaintiff seeks class action status to represent all consumers of the Registrant since December 4, 2006. The Registrant intends to defend the lawsuit vigorously.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 20, 2007                  ONLINE VACATION CENTER HOLDINGS CORP.

                                         BY: /s/ EDWARD B. RUDNER
                                             --------------------
                                             Edward B. Rudner
                                             Chief Executive Officer










































                                        3